UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VIVOS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 26, 2025

Dear Fellow Stockholders:

You are cordially invited to attend Vivos Therapeutic, Inc.’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 4, 2025 at 10:00 a.m. Mountain Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, and vote and submit your questions during the Annual Meeting by visiting www.vivos.com/investor-relations/.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the accompanying proxy statement you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Mountain Time on November 3, 2025. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors and management, it is my pleasure to express our appreciation for your continued support of Vivos.

Sincerely,

/s/ R. Kirk Huntsman
R. Kirk Huntsman
Chairman of the Board and Chief Executive Officer
Littleton, Colorado
September 26, 2025

YOUR VOTE IS IMPORTANT

VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION. PLEASE PROMPTLY VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS FOR VOTING DESCRIBED IN THE PROXY STATEMENT BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD MAIL, EMAIL OR FAX AS DESCRIBED ON YOUR PROXY CARD. YOU MAY ALSO VOTE VIA THE INTERNET AS DESCRIBED HEREIN.

YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

VIVOS THERAPEUTICS, INC.

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(720) 399-9322

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 4, 2025

10:00 A.M. MOUNTAIN TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Vivos Therapeutics, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on November 4, 2025, at 10:00 a.m. Mountain Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.vivos.com/investor-relations/. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the six (6) directors named in the attached proxy statement (all of whom are currently serving as directors) to serve until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company;

2.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2024 OMNIBUS EQUITY INCENTIVE PLAN. To approve an amendment to the Company’s 2024 Omnibus Equity Incentive Plan (the “2024 Plan”) to increase the number of shares authorized to be awarded under the 2024 Plan from 1,600,000 shares to 4,100,000 shares;

3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment by the Audit Committee of our Board of Directors of Baker Tilly US, LLP (“Baker Tilly”), the successor to Moss Adams LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.	ANY OTHER BUSINESS. To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the directors in Proposal 1, and FOR each of proposals 2 and 3. Only stockholders of record at the close of business on September 8, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED, FOR EACH OF THE DIRECTOR NOMINEES, FOR THE AMENDMENT TO THE 2024 PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy statement or cast your vote at the Annual Meeting to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 4, 2025: This notice of Annual Meeting, the accompanying proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as well as our other filings with the U.S. Securities and Exchange Commission, are available at www.vivos.com/investor-relations/. We will also be mailing these materials to our stockholders of record as of the Record Date on or about September 30, 2025.

Instructions for voting on the matters presented at the Annual Meeting are contained in the accompanying proxy statement (see “Voting and Related Matters”).

By order of the Board of Directors,

/s/ Bradford Amman
Bradford Amman
Secretary and Chief Financial Officer
Littleton, Colorado
September 26, 2025

VIVOS THERAPEUTICS, INC.

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(720) 399-9322

PROXY STATEMENT

The enclosed proxy is solicited on behalf of Vivos Therapeutics, Inc., a Delaware corporation (the “Company,” “our,” “us” or “we”), by its Board of Directors (the “Board” or “Board of Directors”) for use at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 10:00 a.m. Mountain Time on November 4, 2025, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.vivos.com/investor-relations/.

This notice of annual meeting and proxy statement and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the Board. The proxy materials are first being distributed or made available to our stockholders, by mail and via the internet, on or about September 30, 2025.

These proxy solicitation materials are being provided to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the close of business on September 8, 2026 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 7,504,807 shares of Common Stock outstanding and approximately 9,813 beneficial holders of our Common Stock. Each share of Common Stock entitles the holder to one vote.

TABLE OF CONTENTS

Page
VOTING AND RELATED MATTERS	1
EXECUTIVE OFFICERS AND DIRECTORS	4
BOARD OF DIRECTORS	8
EXECUTIVE AND DIRECTOR COMPENSATION	12
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	28
DELINQUENT SECTION 16(A) REPORTS	29
PROPOSALS
Proposal No. 1 – Election of Directors	30
Proposal No. 2 – Approval of the Amendment to 2024 Omnibus Equity Incentive Plan	31
Proposal No. 3 – Ratification of the Appointment by the Audit Committee of the Board of Baker Tilly US, LLP (as successor Moss Adams LLP) as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	32
OTHER BUSINESS	34
HOUSEHOLDING	34
ANNUAL REPORT ON FORM 10-K	34

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Vivos Therapeutics, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of our Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card enables you to appoint R. Kirk Huntsman, our Chief Executive Officer and Chairman of the Board, and Bradford Amman, our Chief Financial Officer and Secretary, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The form of proxy card is annexed to this Proxy Statement.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet. The website address for Internet voting is provided on the accompanying proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Mountain Time on November 3, 2025. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting by Mail. You can vote by marking, dating and signing your proxy card and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you received printed copies of the proxy materials by mail and are a beneficial holder, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Voting at the Meeting. If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or sign and return a replacement proxy card;

●	provide written notice of the revocation to our Secretary at our principal executive office, 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

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Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 7,504,807 issued and outstanding shares of our Common Stock. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person, online or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.	a majority of the shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;

2.	the approval of an amendment to the Company’s 2024 Plan to increase the number of shares available for issuance thereunder will be approved if approved by a majority of shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the matter; and

3.	the ratification of the appointment by the Audit Committee of our Board of Baker Tilly US, LLP (as successor to Moss Adams LLP) (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present. The election inspector will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The adoption of an amendment to the 2024 Plan and the election of the directors are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on these proposals. The ratification of the appointment of Baker Tilly is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given. With regard to the approval of an amendment to the 2024 Plan and the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the approval of an amendment to the 2024 Plan or the election of the directors. With regard to the ratification of the appointment by the Audit Committee of our Board of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and each of the other non-routine matters. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and each of the other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

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Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

2.	“for” the approval of an amendment to the 2024 Plan unless the authority to vote for such directors is withheld; and

3.	“for” the ratification of the appointment by the Audit Committee of our Board of Baker Tilly US, LLP (as successor to Moss Adams LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we will send to you these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote or to direct your broker on how to vote your shares and to attend online the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, please complete, date and sign the proxy card to ensure that your vote is counted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We have retained Lioness Consulting LLC (“Lioness”) to assist with the solicitation of proxies for this meeting. Lioness will be paid their customary fee plus reasonable out-of-pocket expenses.

No Right of Appraisal

None of Delaware law, our certificate of incorporation or our Amended and Restated Bylaws (the “Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Secretary at (720) 399-9322 or by sending a letter to our Secretary at our principal executive office, 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120, with any questions about proposals described in this proxy statement or how to execute your vote.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of the Record Date. The Board is comprised of only one class of directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position and Offices with the Company
R. Kirk Huntsman	67	Co-founder, Chairman of the Board, and Chief Executive Officer
Bradford Amman	63	Chief Financial Officer
Ralph E. Green	86	Director
Anja Krammer	58	Director
Mark F. Lindsay	62	Director
Leonard J. Sokolow	68	Director
Matthew Thompson	63	Director

The biographical information concerning the directors and executive officers listed above is set forth below.

Executive Officers

R. Kirk Huntsman is a co-founder of our company and has served as our Chief Executive Officer and a director since September 2016. In June 2020, he was elected Chairman of the Board by our board of directors. In 1995, he founded Dental One (now Dental One Partners), which, as President and Chief Executive Officer he grew to become one of the leading DSOs (dental service organizations) in the country, with over 165 practices in 15 states. After a successful sale of Dental One to MSD Capital in 2008 and subsequent merger in 2009 with Dental Care Partners, Mr. Huntsman was appointed in 2010 as Chief Executive Officer of ReachOut Healthcare America, a Morgan Stanley Private Equity portfolio company. In 2012, he founded Xenith Practices, LLC, a DSO focused on rolling up larger independent general dental offices, which were sold in 2015. From January 2014 to September 2015, Mr. Huntsman founded and served as the Chief Executive Officer of Ortho Ventures, LLC, a U.S. distributor of certain pediatric oral appliances with applications for pediatric sleep disordered breathing. Since November 2015, he has served as the Chief Executive Officer of First Vivos, Inc., which is now our wholly owned subsidiary. He was also a founding member of the Dental Group Practice Association (DGPA), now known as the Association of Dental Support Organizations (ADSO). He is the father of Todd Huntsman, Sr. Vice President, Product and Technology. He holds a BS degree in finance from Brigham Young University.

Bradford Amman has served as our Chief Financial Officer since October 2018. From January 2017 to October 2018, Mr. Amman served as the Chief Financial Officer and Chief Operations Officer of InLight Medical, a manufacturer and distributor of medical devices cleared by the FDA for increased circulation and reduced pain. Prior to InLight, from 2010 to 2017, he served as CereScan Corp.’s Chief Financial Officer. CereScan specializes in state-of-the-art functional brain imaging, utilizing a patented process, the latest generation functional imaging SPECT and PET cameras and the industry’s leading brain imaging software to assist in the diagnosis of a magnitude of brain-related conditions and disorders. Mr. Amman served as Chief Financial Officer of LifeVantage Corporation from 2006 to 2010, including during its initial public offering. Mr. Amman holds a Master of Business Administration from the University of Notre Dame and a BS in Accounting from the University of Denver.

Directors

Ralph E. Green, DDS, MBA joined our board of directors in June 2020. He has devoted more than 35 years to senior level executive positions. Since 2003, Dr. Green has served as President and CEO of his proprietary dental practice. From 2003 to 2017 he served as Vice President of Clinical Affairs for ReachOut Healthcare America, a Morgan Stanley Private Equity company focused on Arizona’s underserved children’s population. From1997 through 2002, Dr. Green was President of Zila Pharmaceuticals Inc. where he was engaged in clinical trials, patent development and regulatory approval submissions. Dr. Green has done extensive research on bone growth and oral cancer. In the mid-1980’s, Bofors Nobel-Pharma selected Dr. Green to establish the Swedish Branemark Dental Implant in America, now known as Nobel Biocare, the global leader in dental implants with several billions in sales. In 1987, Dr. Green discovered and patented a method of activating the titanium implant surface to enhance its success rate. He started his own titanium implant company, OTC America, which was acquired after 18 months by Collagen Corporation, where he served as Senior Vice President. Following his tenure at Collagen, he started his own consulting firm, Biofusion Technology. He also served as Assistant Professor in the Tufts University School of Medicine and School of Dental Medicine in the 1970’s and 1980’s. Dr. Green has served as President-elect and director of the Dental Manufacturers of America. He was honored as a fellow in the Academy of International Dentistry in Nice, France, and has been honored to be inducted into the Marquis WHO’s Who in America, 2022-2023. Dr. Green holds a DDS from the University of Iowa, an MBA from Boston University and a BA in Biology from Graceland University.

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Anja Krammer joined our board of directors in June 2020. In early 2020, Ms. Krammer was appointed as the Chief Executive Officer of Turn Biotechnologies, a development stage company focused on reversing aging and age-related diseases. From 2013 through 2018, she co-founded, served as President, Secretary and a director of BioPharmX, a specialty pharmaceutical company where she led the initial public offering onto the New York Stock Exchange in 2015. Ms. Krammer served as Principal/Founder of MBI, Inc., a management consulting firm beginning in January 1998. While at MBI, Inc., Ms. Krammer also served as Vice President Global Marketing from April 2006 to August 2008 for Reliant Technologies, a venture-backed startup in aesthetic medicine. From April 2004 to April 2006, Ms. Krammer served as Sr. Director of Strategic Marketing for Medtronic Corporation. From December 2000 to September 2001, Ms. Krammer was Vice President, Solutions Marketing for Getronics Corporation, a global IT services company. From April 1999 to December 2000, Ms. Krammer served as Vice President, Indirect Channel Sales and Worldwide Industry Partnership Marketing in the Itronix Division of Acterna Corporation, an optical communications company. Ms. Krammer’s other prior roles include serving as Director of Worldwide Marketing and Communications for Tektronix Corporation in its Color Printing and Imaging Division from October 1997 to April 1999. From October 1995 to October 1997, Ms. Krammer was Director of Worldwide Sales and Marketing with KeyTronic Corporation, a computer equipment manufacturer. Ms. Krammer holds a BAIS degree with a focus on Marketing/Management from the University of South Carolina and an International Trade Certificate from the University of Paris-Sorbonne. Ms. Krammer currently serves on the Board of Directors of Turn Biotechnologies.

Mark F. Lindsay joined our board of directors in June 2020. Since 2008, he has served as a consultant and the director of the healthcare and pharmaceuticals practices group with the Livingston Group. From February 2001 through September 2008, Mr. Lindsay was with UnitedHealth Group, one of the world’s largest healthcare companies, where he held a number of senior positions including President of the AARP Pharmacy Services Division and Vice President of Public Communications and Strategy. In 2008, he served on President Obama’s transition team. From May 1996 through January 2001, Mr. Lindsay served in President Clinton’s White House as Assistant to the President for the Office of Management and Administration. His areas of responsibility included the White House Military Office, which managed Air Force One; The White House Communications Agency; the Medical Unit and Camp David; running the White House Operations; and the Executive Office of the President’s Office of Administration, which was responsible for finance, information systems, human resources, legal/appropriations and security. Mr. Lindsay’s office was responsible for the logistics of all domestic and international Presidential travel and special air missions. President Clinton selected Mr. Lindsay to be the operational lead for the White House’s 2001 transition preparation and execution. From 1994 through 1997, Mr. Lindsay served as senior legislative aid and counsel to Congressman Louis Stokes (D-OH). He worked closely with Democrats and the Congressional Black Caucus on a number of business and economic issues. He was also a member of Senator Hillary Clinton’s Minnesota Finance Committee for her 2008 Presidential campaign. Mr. Lindsay holds a graduate degree from Macalester College in St. Paul, Minnesota; a Juris Doctorate from Case Western Reserve University School of Law; a master’s degree in international Affairs from Georgetown University; and a graduate degree from the Advanced Management program at the University of Pennsylvania’s Wharton Business School. He is a member of the District of Columbia Bar.

Leonard J. Sokolow joined our board of directors in June 2020. Since September 2023, Mr. Sokolow has served as co-Chief Executive Officer of SKYX Platforms Corp. (Nasdaq: SKYX). He had served as in independent director and board committee member of SKYX Platforms since 2015 and continues to serve as a board member of that company. From 2015 to August 2023, Mr. Sokolow served as Chief Executive Officer and President of Newbridge Financial, Inc., a financial services holding company. From 2015 to July 2022 Mr. Sokolow served as Chairman of Newbridge Securities Corporation, Newbridge Financial, Inc.’s full service broker-dealer. From August 2022 to August 2023 Mr. Sokolow served as CEO of Newbridge Securities Corporation and Newbridge Financial Services Group, Inc., Newbridge Financial, Inc.’s, full service registered investment adviser. From 2008 through 2012, he served as President and Vice Chairman of National Holdings Corporation, a publicly traded financial services company. From November 1999 until January 2008, Mr. Sokolow was Chief Executive Officer and President, and a member of the Board of Directors, of vFinance Inc., a publicly traded financial services company, which he cofounded. Mr. Sokolow was the Chairman of the Board of Directors and Chief Executive Officer of vFinance Inc. from January 2007 until July 2008, when it merged into National Holdings Corporation. From 1994 to 1998, Mr. Sokolow was founder, Chairman and Chief Executive Officer of the Americas Growth Fund Inc., a closed-end registered investment company. From 1988 until 1993, Mr. Sokolow was an Executive Vice President and the General Counsel of Applica Inc., a publicly traded appliance marketing and distribution company. From 1982 until 1988, Mr. Sokolow practiced corporate, securities and tax law and was one of the founding attorneys and a partner of an international boutique law firm. From 1980 until 1982, he worked as a Certified Public Accountant for Ernst & Young and KPMG Peat Marwick. Since June 2006, Mr. Sokolow has served on the Board of Directors of Consolidated Water Company Ltd. (Nasdaq: CWCO) and as Chairman of its Audit Committee; as well as a member of its Nominations and Corporate Governance Committee since 2011. Mr. Sokolow received his B.A. and J.D. degrees from the University of Florida and a Masters of Law in Taxation from New York University Law School and remains a Certified Public Accountant. Our Audit Committee has determined that Mr. Sokolow meets the statutory requirements to serve as an “audit committee financial expert” for Nasdaq purposes.

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Matthew Thompson, M.D. joined our board of directors in June 2020. In 2025, Dr. Thompson became the Executive Vice President and Chief Medical Officer of Endologix LLC. In March 2025, Dr. Thompson became the Chief Executive Officer and in 2024, he became a Director of Life Seal Vascular. Prior to January 2025 and since 2021, he was the President and Chief Executive Officer (CEO) of Endologix LLC]. Previous to his tenure with Endologix LLC, Dr. Thompson was the Professor of Vascular Surgery at St George’s, University of London and Staff Surgeon in the Department of Vascular Surgery at the Heart, Vascular and Thoracic Institute, Cleveland Clinic Foundation, Ohio. Dr. Thompson trained at Cambridge, St Bartholomew’s Hospital, the University of Leicester and Adelaide. He studied corporate innovation at Stanford University, Graduate School of Business. His awards include a Hunterian Professorship, the Moynihan travelling fellowship and the gold medal for the intercollegiate examination. His named lectures include the Kinmonth Lecture (Vascular Society Great Britain and Ireland), the British Journal of Surgery Lecture (Vascular Society Great Britain and Ireland), and the Chee Song Memorial Lecture (British Society of Endovascular Therapy). He has published over 400 peer reviewed articles. His clinical interests were in the treatment of aortic disease and endovascular surgery. His research interests include health service outcome research, clinical trials, and translational investigations into aortic disease. Dr. Thompson is the editor of the Oxford Textbook of Vascular Surgery and the Oxford Handbook of Vascular Surgery. He has been the clinical director for three London-wide service reconfigurations (cardiovascular disease, major trauma, and emergency services). He was Chair of the National Specialized Commissioning Clinical Reference Group for Vascular Services. He is a founder of the British Society for Endovascular Therapy, a past Council Member of the Vascular Society, was Chairman of the Vascular Society Annual Scientific Meeting and was awarded a Lifetime Achievement Award by the Vascular Society of Great Britain and Ireland in 2017.

Except as otherwise provided by law, each director shall hold office until either their successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

Directors and Executive Officers Qualifications

Although we have not formally established any specific minimum qualifications that must be met by each of our officers, we generally evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

The nominating and corporate governance committee of the Board of Directors prepare policies regarding director qualification requirements and the process for identifying and evaluating director candidates for adoption by the Board of Directors. The above-mentioned attributes, along with the leadership skills and other experiences of our officers and Board of Directors members described above, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of stockholder value appreciation through organic and acquisition growth.

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Director Qualifications

R. Kirk Huntsman - Our Board believes that Mr. Huntsman’s qualifications to serve on our Board include his extensive experience in the dental industry, focusing on dental support organizations by integrating cutting-edge technology and better management practices.

Ralph E. Green, DDS, MBA - Our Board believes that Dr. Green’s qualifications to serve on our Board include his extensive experience and relationships in the dental industry, his expertise with clinical trials and executive-level experience with pharmaceutical and dental implant firms.

Anja Krammer - Our Board believes that Ms. Krammer’s qualifications to serve on our Board include her experience as a director and chief executive officer, experience with startup enterprises, her successful leadership roles in securing capital markets funding, and her experience in the pharmaceutical industry.

Mark F. Lindsay - Our Board believes that Mr. Lindsay’s qualifications to serve on our Board include his director experience and his experience in legal, governmental, regulatory and business development within the healthcare industry.

Leonard J. Sokolow - Our Board believes Mr. Sokolow’s qualifications include his experience as a director and principal executive officer, his legal, accounting, auditing and consulting background, and that he meets the statutory requirements to be identified as an “audit committee financial expert.”

Matthew Thompson, M.D. - Our Board believes that Dr. Thompson’s qualifications to serve on our Board include his executive-level experience with a publicly-traded medical technology firm and his extensive medical background.

Director Independence

Under Nasdaq standards, a director is not “independent” unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the Nasdaq rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has affirmatively determined that Ms. Krammer, Mr. Lindsay, Dr. Thompson, Dr. Green and Mr. Sokolow are “independent directors,” and Mr. Huntsman is a “non-independent director,” as defined by the applicable rules and regulations of the Nasdaq. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our Common Stock and the relationships of our non-employee directors with certain of our significant stockholders.

Board Leadership Structure and Board’s Role in Risk Oversight

R. Kirk Huntsman is our Chairman of the Board as well as our Chief Executive Officer. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of five independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.

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Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories: financial and product commercialization. Our Audit Committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our product offerings, growth, and strategies. Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.

Committees of the Board of Directors

Our Board of Directors established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and function of each committee are described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of six members. Our Board has determined five of our directors – Ms. Krammer, Mr. Lindsay, Dr. Thompson, Dr. Green, and Mr. Sokolow – to be independent under the rules of the Nasdaq Stock Market, after taking into consideration, among other things, those transactions described under “Certain Transactions”. Mr. Huntsman serves as Chairman of the Board and is Chief Executive Officer and is a “non-independent director,” as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Board does not have a lead director; however, recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of six persons.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The following table sets forth the current composition of the three standing committees of our Board:

Name	Board	Audit	Compensation	Nominating and Governance
Mr. Huntsman	Chair
Mr. Green	X	X	X
Ms. Krammer	X	X		X
Mr. Lindsay	X		Chair
Mr. Sokolow (audit committee financial expert)	X	Chair		X
Mr. Thompson	X		X	Chair

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Audit Committee. The Audit Committee has three members that are independent directors, including Mr. Sokolow, Ms. Krammer and Dr. Green. Mr. Sokolow serves as the chair of the Audit Committee and satisfies the definition of “audit committee financial expert”. Our Audit Committee has adopted a written charter, a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”). Our Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters; and

●	oversee internal audit functions, if any.

The Board of Directors has determined that Mr. Sokolow is an “audit committee financial expert” as defined by the rules of the SEC.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee. The Compensation Committee has three members that are independent directors, including Mr. Lindsay, Dr. Thompson and Dr. Green. Mr. Lindsay serves as the chair of the Compensation Committee. Our Compensation Committee has adopted a written charter, and a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”).

Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	review and determine our stock incentive and purchase plans;

●	oversee the evaluation of the Board of Directors and management;

●	review the independence of any compensation advisers; and

●	delegate any of its responsibilities to one or more subcommittees as it sees fit.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has three members that are independent directors, including Dr. Thompson, Ms. Krammer and Mr. Sokolow. Dr. Thompson serves as the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee has adopted a written charter, and a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”). The functions of our Governance Committee, among other things, include:

●	identifying individuals qualified to become board members and recommending directors;

●	nominating board members for committee membership;

●	developing and recommending to our board corporate governance guidelines;

●	reviewing and determining the compensation arrangements for directors;

●	overseeing the evaluation of our Board and its committees and management; and

●	overseeing our compliance with applicable medical, medical regulator, and healthcare laws and regulations.

All members of our Nominating and Corporate Governance Committee are independent under the listing standards of the Nasdaq Stock Market.

Number of Meetings

During the fiscal year ended December 31, 2024, our Board of Directors met seven times, the audit committee met five times, the compensation committee met seven times, and the nominating and corporate governance committee did not meet. In the fiscal year ended December 31, 2024, our directors attended 97% of the meetings of the Board and committees on which he or she served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board of Directors, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings and, in her absence, the independent directors in attendance determine which member will preside at such session.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. All of our directors attended the last annual meeting of stockholders held on November 26, 2025.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee at any time, has been one of our officers or employees, or, during the last fiscal year, was a participant in a related-party transaction that is required to be disclosed. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available at our website at www.vivos.com (click “Investor Relations” and “Governance”). We expect that any amendments to the code, or any waivers of its requirement, will be disclosed on our website.

Insider Trading Policy

In March 2023, our Board of Directors adopted a revised Insider Trading Policy for our company principally to reflect changes to SEC Rule 10b5-1 which went into effect in February 2023. Among other customary provisions, our Insider Trading Policy provides for pre-clearance by our Chief Financial Officer of any purchases or sales of our securities by officers, directors or employees of our company and specifies “trading windows” in which purchases and sales of our securities by such persons are permitted (provided such persons are not then in possession of material non-public information regarding or relating to our company).

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Compensation Recovery Policy

On December 1, 2023, our Board of Directors adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by our Board of Directors or, if so designated by the Board of Directors, the Compensation Committee. Any determinations made by the Board shall be final and binding on all affected individuals.

The individuals covered by this policy (the “Covered Executives”) are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us.

The policy covers our recoupment of “Incentive Compensation” (as defined in the policy) received by a person after beginning service as a Covered Executive and who served as a Covered Executive at any time during the performance period for that Incentive Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any excess incentive compensation (as determined by our Board of Directors or Compensation Committee) received by any Covered Executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our Compensation Recovery Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120. The Secretary will forward the communication to the appropriate director or directors as appropriate.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Summary Compensation Table

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2024 and 2023 to our Chief Executive Officer (principal executive officer), and our Chief Financial Officer (principal accounting officer). We refer to these individuals as our “named executive officers”, or “NEOs”.

Name and Position	Year	Salary	Bonus	Stock Award	Option Award		Non-Equity Incentive Compensation		Non-Qualified Deferred Compensation		All Other Compensation		Total

R. Kirk Huntsman (1)	2024	$408,700	$-	$-	$801,578	(4)	$77,695	(5)	$-	(6)	$18,933	(7)	$1,306,906
Chief Executive Officer	2023	373,487	-	$-	-	(4)	-	(5)	$175,543	(6)	18,765	(7)	$567,794

Bradford Amman (2)	2024	$267,637	$-	$-	$390,824	(4)	$26,365	(5)	$-	(6)	$21,952	(7)	$705,919
Chief Financial Officer	2023	253,656	$-	$-	-	(4)	-	(5)	$64,513	(6)	21,952	(7)	$340,121

(1)	Mr. Huntsman has served as Chief Executive Officer of our company since September 2016. Since November 2015, Mr. Kirk Huntsman served as Chief Executive Officer of First Vivos, Inc., a wholly owned subsidiary of our company, which we acquired in August 2016.

(2)	Mr. Amman joined our company as Chief Financial Officer in October 2018.

(3)	Stock option award value was based upon a Black-Scholes valuation calculation at the date of the stock option grant. We provide information regarding the assumptions used to calculate the value of all stock option awards made to named executive officers in Note 9 to our audited financial statements for the fiscal year ended December 31, 2024 and 2023.

(4)	Represents annual incentive compensation in accordance with terms of individual employment agreement.

(5)	Represents deferred compensation for salary and incentive compensation in accordance with terms of individual employment agreement.

(6)	Company contributions towards health insurance premiums in 2024 and 2023.

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Executive Employment Agreements

Amended and Restated CEO and CFO Employment Agreements

On September 7, 2024, the Board, with the recommendation of the Compensation Committee and with reference to data provided by a third-party compensation consultant, reviewed and approved amended and restated employment agreements for each of R. Kirk Huntsman, the Company’s Chief Executive Officer, and Bradford Amman, the Company’s Chief Financial Officer, Secretary and Treasurer that will take effect on January 1, 2025 (collectively, the “Amended Employment Agreements”). The Amended Employment Agreements supersede and replace in their entirety each of Mr. Huntsman’s and Mr. Amman’s Employment Agreements with the Company, dated October 8, 2020. The capitalized terms used below will have the meanings set forth in the Amendment Employment Agreements unless otherwise defined herein.

Description of the Amended Employment Agreements

The Amended Employment Agreements provides Mr. Huntsman and Mr. Amman, respectively, for: (i) a base salary of $450,000 and $320,000, an increase from $389,595 and $259,648, respectively (ii) a target annual cash incentive compensation bonus equal to 75% and 50% of their respective base salary, payable semi-annually; (iii) Mr. Huntsman and Mr. Amman continued participation in the Company’s long-term equity compensation programs with anticipated future grants having a grant date value that does not exceed 150% and 100% of their respective base salary; and (iv) participation in the Company’s standard employee benefit plans and programs available to the Company’s executives.

The Amended Employment Agreements also provides for certain severance benefits in the event that Mr. Huntsman’s or Mr. Amman’s employment is terminated by the Company other than for Cause (as defined therein), Disability (as defined therein) or death, or if Mr. Huntsman or Mr. Amman resigns for Good Reason (as defined therein).

●	In the event of a termination other than for Cause or for Good Reason, Mr. Huntsman or Mr. Amman (subject to his execution of a release of claims in favor of the Company) shall be entitled to receive: (i) a pro-rated Management Incentive Plan payment; (ii) a cash severance payment equal to 12 months of Mr. Huntsman or Mr. Amman then Base Salary (the “Base Salary Severance”); (iii) a lump cash payment equal to 12 times the monthly premium required to be paid by Mr. Huntsman or Mr. Amman to continue his respective group health care and dental care coverage as in effect for the year in which the termination of employment occurs, based on the monthly COBRA premium in effect as of the termination date; and (iv) all of Mr. Huntsman’s or Mr. Amman’s outstanding equity awards that are not yet vested shall vest in full.

●	In the event Mr. Huntsman or Mr. Amman dies or becomes Disabled, Mr. Huntsman or Mr. Amman or his respective estate (subject to Mr. Huntsman’s or Mr. Amman’s execution of a release of claims in favor of the Company) shall be entitled to receive: (i) a pro-rated Management Incentive Plan payment; (ii) the Base Salary Severance but it shall be reduced from 12 to 6 months; (iii) a lump cash payment equal to 6 times the monthly premium required to be paid by Mr. Huntsman or Mr. Amman to continue his respective group health care and dental care coverage as in effect for the year in which the termination of employment occurs, based on the monthly COBRA premium in effect as of the termination date; and (iv) all of Mr. Huntsman or Mr. Amman’s outstanding equity awards that are not yet vested shall vest in full.

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The Amended Employment Agreements also provides for certain severance benefits in the event of a Change in Control (as defined therein).

●	In the event of a Change In Control, and notwithstanding the fact that Mr. Huntsman or Mr. Amman may continue to provide services from and after the Change In Control, on the date of a Change In Control, all of each executive’s outstanding equity awards that are not yet vested shall vest in full.

●	In the event of a termination other than for Cause or for Good Reason during the 12 month period following the Change in Control, Mr. Huntsman or Mr. Amman (subject to his execution of a release of claims in favor of the Company) shall be entitled to receive: (i) a pro-rated Management Incentive Plan payment; (ii) the Base Salary Severance but it shall be increased to 24 months; and (iii) a lump cash payment equal to 24 times the monthly premium required to be paid by Mr. Huntsman or Mr. Amman to continue his respective group health care and dental care coverage as in effect for the year in which the termination of employment occurs, based on the monthly COBRA premium in effect as of the termination date.

The Amended Employment Agreements include standard restrictive covenant precluding both Mr. Huntsman or Mr. Amman from engaging in competitive activities for 24 months following their respective termination of employment for any reason.

Mr. Huntsman will not receive any additional compensation for his service as a member of the Board.

Both Mr. Huntsman and Mr. Amman will also enter into the Company’s new standard form of Employee Confidential Information and Invention Assignment Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of the Record Date  .

			Number of Securities Underlying		Option	Option
	Grant		Unexercised Options		Exercise	Expiration
Name	Date		Exercisable	Unexercisable	Price	Date

R. Kirk Huntsman:
	6 /16/21	(2)	5,000	-	$141.00	6/16/26
	2 /25/22	(2)	4,000	1,000	$81.75	2/25/27
	12 /23/22	(1)	13,333	-	$12.00	12/23/27
	12 /23/22	(2)	3,600	2,400	$12.00	12/23/27
	6/20/24	(2)	8,000	12,000	$2.38	6/20/29
	9/7/24	(3)	-	315,421	$2.64	9/7/34

Total for Mr. Huntsman			33,933	330,821

Bradford Amman:
	3 /12/21	(2)	4,000	-	$187.50	3/12/26
	8 /31/21	(2)	2,000	-	$131.50	8/31/26
	2 /25/22	(2)	1,600	400	$81.75	2/25/27
	12 /23/22	(2)	4,800	3,200	$11.93	12/23/27
	6/20/24	(2)	6,000	9,000	$2.38	6/20/29
	9/7/24	(3)	-	149,533	$2.64	9/7/34

Total for Mr. Amman			18,400	162,133

(1) Stock option grant is fully vested on the grant date.

(2) Stock option grant vests 20% on the grant date and 20% on each successive anniversary through the following four years.

(3) Stock option grant vests and becomes exercisable in three installments subject to achievement of the following three performance metrics: (1) quarter over quarter revenue growth of at least 15% over the same prior year quarter, (2) total stockholder return from date of grant, and (3) positive cash flow for two consecutive quarters.

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Director Compensation Generally

Prior to our initial public offering in late 2020, our directors did not received compensation for their service except for option grants. Following our initial public offering, we adopted a new director compensation program recommended by our nominating and corporate governance committee pursuant to which we make equity-plan based awards to the directors and (i) each of our non-employee directors receive $48,000 cash compensation annually; (ii) chairs of our committees receive $10,000 cash compensation annually; and (iii) members of our committees receive $5,000 cash compensation annually. No additional compensation will be provided for attending committee meetings. Our nominating and corporate governance committee will continue to review and make recommendations to the Board regarding compensation of directors, including equity-based plans. We reimburse our non-employee directors for reasonable travel expenses incurred in attending Board and committee meetings.

Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2024:

Name		Fees Earned or Paid In Cash	Stock Awards $	Option Awards $(6)	Total

Leonard J. Sokolow	(1)	$63,000	$-	$7,840	$70,840
Matthew Thompson, M.D.	(2)	$63,000	$-	$7,840	$70,840
Mark F. Lindsay	(3)	$58,000	$-	$7,840	$65,840
Anja Krammer	(4)	$58,000	$-	$7,840	$65,840
Ralph E. Green, DDS, MBA	(5)	$58,000	$-	$7,840	$65,840

(1)	Mr. Sokolow commenced service as a member of the Board on June 19, 2020.

(2)	Mr. Thompson commenced service as a member of the Board on June 19, 2020.

(3)	Mr. Lindsay commenced service as a member of the Board on June 19, 2020.

(4)	Ms. Krammer commenced service as a member of the Board on June 19, 2020.

(5)	Mr. Green commenced service as a member of the Board on June 19, 2020.

(6)	Stock option award value was based upon a Black-Scholes valuation calculation at the date of the stock option grant. We provide information regarding the assumptions used to calculate the value of all stock option awards made to named executive officers in Note 9 to our audited financial statements for the fiscal year ended December 31, 2024.

Equity Compensation Plan Information

The following table summarizes the outstanding number of awards granted under the 2017 Plan, the 2019 Plan and the 2024 Plan as of the Record Date.

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Plan category:	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)
Equity compensation plans approved by stockholders
2017 Plan (1)	53,333	$-	-
2019 Plan (2)	174,380	$-	-
2024 Omnibus Plan (3)	1,600,000	$-	489,513
Total	1,827,713	$57.35	489,513

(1)	The 2017 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our board of directors and stockholders have approved a total reserve of 53,333 shares for issuance under the 2017 Plan.

(2)	The 2019 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our board of directors and stockholders have approved a total reserve of 174,380 shares for issuance out of which 10,000 shares have been exercised under the 2019 Plan. A total of 287 shares remaining for issuance were retired with the approval and adoption of the 2024 Omnibus Plan.

(3)	The 2024 Omnibus Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our board of directors and stockholders have approved a total reserve of 1,600,00 shares for issuance under the 2024 Omnibus Plan.

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2017 Stock Option and Stock Issuance Plan

The 2017 Stock Option and Stock Issuance Plan (or the “2017 Plan”) is intended to promote the interests of our company by providing eligible persons in our employment or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue in such employment or service.

Individuals eligible to participate in the 2017 Plan are as follows:

1.	employees (3 eligible employees),

2.	non-employee members of the Board of Directors or the non-employee members of the Board of Directors of any parent or subsidiary (5 eligible non-employee directors), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

Our Board, as plan administrator, or a committee solely of two or more directors, has broad authority to administer the 2017 Plan, including the authority to determine which eligible persons are to receive any grants of options or direct issuances of stock, the time or times when such grants or issuances are to be made, the number of shares to be covered by each such grant or issuance, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares or issued shares and the maximum term for which the option is to remain outstanding or the consideration to paid by the participant for such shares, as applicable. The Board of Directors has granted the power to administer the 2017 Plan to the Board’s Compensation Committee.

The Common Stock issuable under the 2017 Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2017 Plan shall not exceed 53,333 shares. The shares of Common Stock underlying the 2017 Plan options have been registered on our registration statement on Form S-8 (File No. 333-257050).

Awards under the 2017 Plan may be in the form of incentive or non-statutory stock options or stock directly at the discretion of the Board of Directors. Awards under the 2017 Plan generally will not be transferable other than by will or inheritance laws. The Board of Directors has the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the recipient cease service to the Company while holding such unvested shares, the Company has the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

The exercise price per share of any options granted under the 2017 Plan is fixed by the Board of Directors or its designated committee in accordance with the following provisions: the exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 2017 Plan) per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall become immediately due and payable upon exercise of the option.

The purchase price per share of any Common Stock issued under the 2017 Plan shall be fixed by the Board of Directors or its designated committee in accordance with the following provisions: the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.

The number and type of shares available under the 2017 Plan and any outstanding award, as well as the exercise or purchase price of any award, as applicable are subject to customary adjustments in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s Common Stock as a class without the Company’s receipt of consideration.

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Our Board of Directors has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Company’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the recipient of the shares should be subsequently terminated by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any merger or consolidation in which the Company undergoes a change of control of greater than 50% or the sale, transfer or other disposition of substantially all of the Company’s assets in complete liquidation or dissolution of the Company (each such transaction a “Corporate Transaction”).

The shares subject to each option outstanding under the 2017 Plan at the time of a Corporate Transaction, along with all outstanding repurchase rights, will automatically vest in full so that each such option, immediately prior to the effective date of the Corporate Transaction, becomes exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock unless such option is assumed by the successor corporation in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation, such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or the acceleration of such option is subject to other limitations imposed by the Board of Directors at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation.

Our Board of Directors has complete and exclusive power and authority to amend or modify the 2017 Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2017 Plan unless the recipient consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

Amended and Restated 2019 Stock Option and Stock Issuance Plan

The Amended and Restated 2019 Stock Option and Stock Issuance Plan (or the “2019 Plan”) is intended to promote the interests of our company by providing eligible persons in our employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue in such employ or service.

Individuals eligible to participate in the 2019 Plan are as follows:

1.	employees,

2.	non-employee members of the Board of Directors or the non-employee members of the Board of Directors of any parent or subsidiary (5 eligible non-employee directors), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

Our Board of Directors, as plan administrator, or a committee solely of two or more directors has broad authority to administer the 2019 Plan, including the authority to determine which eligible persons are to receive any grants of options or direct issuance issuances of stock, the time or times when such grants or issuances are to be made, the number of shares to be covered by each such grant or issuance, the time or times when each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares or issued shares and the maximum term for which the option is to remain outstanding or the consideration to paid by the participant for such shares, as applicable. The Board of Directors has granted the power to administer the 2019 Plan to the Board’s Compensation Committee.

The Common Stock issuable under the 2019 Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2019 Plan shall not exceed 174,667 shares. The shares of Common Stock underlying the 2019 Plan options have been registered on our registration statement on Form S-8 (File No. 333-257050).

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Awards under the 2019 Plan may be in the form of incentive or non-statutory stock options or stock directly at the discretion of the Board of Directors. Awards under the 2019 Plan generally will not be transferable other than by will or inheritance laws. The Board of Directors has the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the recipient cease service to the Company while holding such unvested shares, the Company has the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

The exercise price per share shall of any options granted under the 2019 Plan be fixed by the Board of Directors or its designated committee in accordance with the following provisions: the exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 2019 Plan) per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall become immediately due and payable upon exercise of the option.

The purchase price per share of any Common Stock issued under the 2019 Plan shall be fixed by the Board of Directors or its designated committee in accordance with the following provisions: the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.

The number and type of shares available under the 2019 Plan and any outstanding award, as well as the exercise or purchase prices of any award, as applicable are subject to customary adjustments in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s Common Stock as a class without the Company’s receipt of consideration.

Our Board of Directors has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Company’s repurchase rights with respect to those shares remain outstanding, to provide that those rights will automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the recipient of the shares should be subsequently terminated by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any merger or consolidation in which the Company undergoes a change of control of greater than 50% or the sale, transfer or other disposition of substantially all of the Company’s assets in complete liquidation or dissolution of the Company (each such transaction a “Corporate Transaction”).

The shares subject to each option outstanding under the 2019 Plan at the time of a Corporate Transaction, along with all outstanding repurchase rights, will automatically vest in full so that each such option, immediately prior to the effective date of the Corporate Transaction, becomes exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock unless such option is assumed by the successor corporation in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation, such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or the acceleration of such option is subject to other limitations imposed by the Board of Directors at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation.

The Board of Directors has complete and exclusive power and authority to amend or modify the 2019 Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2019 Plan unless the recipient consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

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2024 Omnibus Plan Summary

Purpose. The purpose of the 2024 Omnibus Plan is to promote the success and enhance the value of the Company by linking the personal interest of the participants to those of the Company’s stockholders by providing the participants with an incentive for outstanding performance.

Eligible Participants. Any non-employee director, officer, employee or consultant of the Company or its subsidiaries or affiliates will be eligible to participate in the 2024 Omnibus Plan. As of October 4, 2024, we had five non-employee directors, two officers, 105 employees and three consultants, although we expect that, based on our current usage, awards will be generally limited to approximately five non-employee directors, two officers ten employees, and three consultants.

Effective Date. The 2024 Omnibus Plan will remain in effect until it expires 10 years thereafter or, if sooner, is terminated by the Board.

Types of Awards. The 2024 Omnibus Plan provides for the grant of options to purchase shares of our Common Stock, including stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code and nonqualified stock options that are not intended to so qualify (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards, and other equity-based or equity-related awards including restricted stock units and performance units (each, an “Award”).

Administration. The 2024 Omnibus Plan shall be administered by the Compensation Committee of the Board or, with respect to non-employee directors, the Board. The Compensation Committee shall consist of 2 or more individuals, each of whom qualifies as: (a) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act; and (b) “independent” for purposes of the Nasdaq Listing Rules (or rules of any other exchange upon which the Stock is then traded), in each case, as each such rule or regulation is in effect from time to time. All references in the 2024 Omnibus Plan to the “Compensation Committee” shall be, as applicable, to the Board or the Compensation Committee. The Compensation Committee has board power and authority to administer the 2024 Omnibus Plan including, without limitation, to interpret the terms of, and determine any matter arising pursuant to, the 2024 Omnibus Plan or any award agreement, to correct any defects and reconcile any inconsistencies in the 2024 Omnibus Plan or any award agreement, and to make all other decisions or determinations that may be required pursuant to the 2024 Omnibus Plan or an award agreement.

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Share Reserve. Subject to adjustment as provided below, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the 2024 Omnibus Plan is 1,600,000 shares of Common Stock (the “Share Pool”). We are seeking approval from our stockholders at the Meeting in increase the Share Pool to 4,100,000 shares.

No awards will be granted under the 2019 Plan or any other prior plan on or after the effective date of the 2024 Omnibus Plan. Shares of Common Stock granted under the 2024 Omnibus Plan will consist, in whole or in part, of authorized and unissued Common Stock or of treasury Common Stock or of Common Stock purchased on the open market.

Solely for purposes of counting the number of shares of Common Stock available for grant under the 2024 Omnibus Plan, the following share counting rules shall apply:

●	Each share of Common Stock that is subject to an Award granted under 2024 Omnibus Plan shall reduce the Share Pool by one (1) shares of Common Stock. If the shares of Common Stock are not delivered in connection with any Award because the Award is settled in cash rather than in Common Stock, no Common Stock shall be counted against the Share Pool.

●	If, after the effective date, any Award granted under the 2024 Omnibus Plan is forfeited or otherwise expires, terminates or is canceled or forfeited without the delivery of all Common Stock subject thereto, or is settled other than wholly by delivery of Common Stock (including cash settlement), then, the number of shares of Common Stock subject to such Award shall be added to the Share Pool as one (1) Common Stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information about the beneficial ownership of our Common Stock as of the Record Date, for:

●	each person known to us to be the beneficial owner of more than 5% of our Common Stock;

●	each named executive officer;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Unless otherwise noted below, the address for each beneficial owner listed on the table is in care of Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 7,504,807 shares of our Common Stock outstanding as of the Record Date.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock underlying convertible securities of our company held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Excluded from the table below are any options which are contingent upon approval of our stockholders as described under Proposal 2 – “Contingent Awards Subject to Stockholder Approval.”

		Shares of Common Stock Owned
Name of Director and Officer Beneficial Owners		Number	Percent

R. Kirk Huntsman	(4)	106,994	1.43%
Bradford Amman	(5)	18,480	* %
Mark F. Lindsay	(6)	6,400	* %
Anja Krammer	(7)	6,400	* %
Ralph E. Green, DDS, MBA	(8)	6,400	* %
Leonard J. Sokolow	(9)	6,800	* %
Matthew Thompson, M.D.	(10)	6,400	* %
All executive officers and directors as a group (7 persons)	(11)	157,874	2.10%

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		Shares of Common Stock Owned
Name of 5% Stockholder Beneficial Owners		Number	Percent

V-CO Investors, LLC	(1)	514,498	6.86%
V-CO Investors 2, LLC	(2)	828,000	11.03%
Dawei Luo	(3)	572,016	7.62%

* Less than 1%.

(1)	Per Schedule 13D filed on June 16, 2025, V-CO Investors, LLC (“V-CO”) is the beneficial owner of 514,498 shares of Common Stock. V-CO has the power to dispose of and the power to vote the shares beneficially owned by it, which power may be exercised by its manager, SP Manager, LLC (“Manager”) and Mike Skaff. The Manager is the investment manager of V-CO. Michael Skaff is the managing director of the Manager. The Manager and Michael Skaff may be deemed to beneficially own the Common Stock (“Shares”) directly beneficially owned by V-CO. Each Reporting Person disclaims beneficial ownership with respect to any Shares other than the Shares directly beneficially owned by each entity or individual. The principal business address of V-CO is Two Towne Square, Suite 810, Southfield, MI 48076.

(2)	Per Schedule 13D filed on June 16, 2025, V-CO Investors 2, LLC (“V-CO 2”) is the beneficial owner of 828,000 shares of Common Stock. V-CO 2 has the power to dispose of and the power to vote the shares beneficially owned by it, which power may be exercised by its manager, SP Manager, LLC (“Manager”) and Mike Skaff. The Manager is the investment manager of V-CO 2. Michael Skaff is the managing director of the Manager. The Manager and Michael Skaff may be deemed to beneficially own the Common Stock (“Shares”) directly beneficially owned by V-CO 2. Each Reporting Person disclaims beneficial ownership with respect to any Shares other than the Shares directly beneficially owned by each entity or individual. The principal business address of V-CO 2 is Two Towne Square, Suite 810, Southfield, MI 48076.

(3)	Per Schedule 13G filed on July 8, 2025, Dawei Luo is the beneficial owner of 572,016 shares of Common Stock, of which (i) 445,205 shares of Common Stock are directly owned by Mr. Luo and (ii) 126,811 shares of common stock directly owned by Space Star Holding Ltd, a British Virgin Islands company wholly owned by Mr. Luo. The principal business office of Dawei Luo is 2/F, Palm Grove House, P.O. Box 3340, Road Town, Tortola, British Virgin Island.

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(4)	R. Kirk Huntsman beneficially owns (i) indirectly 69,600 shares of Common Stock through Coronado V Partners, LLC, of which Mr. Huntsman is a member and manager and (ii) 3,461 shares of Common Stock purchased in the open market. Includes 33,933 shares of Common Stock issuable upon exercise of options held by R. Kirk Huntsman, all of which are exercisable within 60 days. Excludes 330,821 shares of Common Stock underlying unvested options. R. Kirk Huntsman and his wife are the members and managers of Coronado V Partners, LLC. As such, Mr. Huntsman may be deemed to have shared voting and dispositive power of all securities beneficially owned by Coronado V Partners, LLC reported herein.

(5)	Bradford Amman is our Chief Financial Officer, Treasurer and Secretary. Includes 18,400 shares of Common Stock issuable upon exercise of options, all of which are exercisable within 60 days, and 80 shares of Common Stock purchased in the open market. Excludes 162,133 shares of Common Stock underlying unvested options.

(6)	Includes 6,400 shares of Common Stock issuable upon exercise of options held by Mark F. Lindsay, all of which are exercisable within 60 days.

(7)	Includes 6,400 shares of Common Stock issuable upon exercise of options held by Anja Krammer, all of which are exercisable within 60 days.

(8)	Includes 6,400 shares of Common Stock issuable upon exercise of options held by Ralph E. Green, DDS, MBA, all of which are exercisable within 60 days.

(9)	Includes 6,800 shares of Common Stock issuable upon exercise of options held by Leonard J. Sokolow, all of which are exercisable within 60 days.

(10)	Includes 6,400 shares of Common Stock issuable upon exercise of options held by Matthew Thompson M.D., all of which are exercisable within 60 days.

(11)	Includes: (i) 81,215 shares of Common Stock issuable upon exercise of options held by this group, of which are all exercisable within 60 days. Excludes 499,807 shares of Common Stock underlying unvested options.

In addition to the foregoing, the following is a description of certain significant holders of our securities as of the Record Date:

V-CO Investors LLC, a Wyoming limited liability company (“V-CO”), an affiliate of New Seneca Partners, Inc. (“NSP”), owns 514,498 shares of Common Stock, a pre-funded warrant to purchase 2,705,768 shares of Common Stock at $0.0001 per share, and a Common Stock purchase warrant to purchase up to 3,220,266 shares of Common Stock at $2.204 per share. Such warrants are subject to beneficial ownership limitations that prohibit the V-CO from exercising any portion of those warrants if such exercise would result in V-CO, V-CO 2 (as defined below) or an affiliate of NSP from owning a percentage of our outstanding Common Stock exceeding 19.99% in the aggregate after giving effect to the issuance of Common Stock in connection with the exercise of any portion of such warrants.

V-CO Investors 2 LLC, a Wyoming limited liability company (“V-CO 2”) and an affiliate of NSP, owns 828,000 shares of Common Stock, a pre-funded warrant to purchase 725,258 shares of Common Stock at $0.0001 per share, and a Common Stock purchase warrant to purchase up to 2,329,886 shares of Common Stock at $2.23 per share. Such warrants are subject to beneficial ownership limitations that prohibit the V-CO 2 from exercising any portion of those warrants if such exercise would result in V-CO, V-CO 2 (as defined below) or an affiliate of NSP owning a percentage of our outstanding Common Stock exceeding 19.99% in the aggregate after giving effect to the issuance of Common Stock in connection with the exercise of any portion of such warrants.

Armistice Capital Master Fund Ltd. (the “Master Fund”) owns a Series A warrant to purchase 980,393 shares of Common Stock at $3.83 per share and a Series B-1 warrant to purchase 735,296 shares of Common Stock at $5.05 per share. Such warrants are subject to beneficial ownership limitations that prohibit the Master Fund from exercising any portion of those warrants if such exercise would result in the Master Fund owning a percentage of our outstanding Common Stock 4.99% after giving effect to the issuance of Common Stock in connection with the Master Fund’s exercise of any portion of such warrants.

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Certain Relationships and Related Transactions AND DIRECTOR INDEPENDENCE

Other than the executive and director compensation and other arrangements, which are described in this Annual Report on Form 10-K under the heading “Executive Compensation”, we are not a party to any related party transactions.

Policies and Procedures for Related Party Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all related party transactions and potential conflict of interest situations involving:

●	any of our directors, director nominees or executive officers;

●	any beneficial owner of more than 5% of our outstanding stock; and

●	any immediate family member of any of the foregoing.

Our Audit Committee is responsible for reviewing any financial transaction, arrangement or relationship that:

●	involves or will involve, directly or indirectly, any related party identified above;

●	would cast doubt on the independence of a director;

●	would present the appearance of a conflict of interest between us and the related party; or

●	is otherwise prohibited by law, rule or regulation.

Our Audit Committee is responsible for reviewing each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the Audit Committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, canceling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with us. Any member of the Audit Committee who is a related party with respect to a transaction under review will not be permitted to participate in the discussions or evaluations of the transaction; however, the Audit Committee member will provide all material information concerning the transaction to the Audit Committee. The Audit Committee will report its action with respect to any related party transaction to the Board.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

Provisions of our bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.

Bylaws. Our certificate of incorporation and amended and restated bylaws authorizes the Board to adopt, repeal, rescind, alter or amend our bylaws without shareholder approval.

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Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.

Calling of Special Meetings of Stockholders. Our bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.

Effects of authorized but unissued Common Stock and blank check preferred stock. One of the effects of the existence of authorized but unissued Common Stock and undesignated preferred stock may be to enable our Board to make more difficult or to discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, our certificate of incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

Cumulative Voting. Our certificate of incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.

Choice of Forum

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of us; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or the bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine. In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Our bylaws further provide that any person or entity purchasing or otherwise acquiring any interest in our shares of capital stock shall be deemed to have notice of and consented to these forum selection clauses.

Section 27 of the Securities Exchange Act of 1934, as amended (which we refer to herein as the Exchange Act) creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, our bylaws provide that the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

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Indemnification of Directors and Officers

Our Certificate of Incorporation and bylaws provide that, to the fullest extent permitted by the laws of the State of Delaware, any officer or director of our company, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was or has agreed to serve at our request as a director, officer, employee or agent of our company, or while serving as a director or officer of our company, is or was serving or has agreed to serve at the request of our company as a director, officer, employee or agent (which includes service as a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee to the fullest extent permitted under Section 145 of the Delaware General Corporation Law as in existence on the date hereof.

The indemnification provided shall be from and against expenses (including attorneys’ fees) actually and reasonably incurred by a director or officer in defending such action, suit or proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under our certificate of incorporation and bylaws or otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Transfer Agent

The transfer agent and registrar for our Common Stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. The transfer agent’s telephone (212) 828-8436.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 7921 Southpark Plaza, Suite 210 Littleton, Colorado 80120, in writing not later than July 7, 2026.

Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that in the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after November 4, 2026, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than the close of business on July 7, 2026 and no later than the close of business on August 6, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting and the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the advance notice requirements under the Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of our Common Stock, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2024, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that, due to administrative errors, the following form was filed late:

R. Kirk Huntsman filed a Form 4 on June 28, 2024 to report an option grant that occurred on June 20, 2024 and Bradford Amman filed a Form 4 on June 28, 2024 to report an option grant that occurred on June 20, 2024.

Dismissal of Prior Public Accounting Firm and Appointment of Baker Tilly

On June 3, 2025, the Company was formally notified that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm, merged with Baker Tilly US, LLP effective on June 3, 2025. The combined audit practices now operate as Baker Tilly US, LLP (“Baker Tilly”). In connection with the notification of the merger, Moss Adams resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, and for each of the years then ended, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. For the year ended December 31, 2024, Moss Adams’ audit report on the consolidated financial statements contained an explanatory paragraph regarding a going concern uncertainty.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Bylaws provide that the number of directors shall be established from time to time by our Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.

Our Bylaws provide that the business and affairs of the Company shall be managed under the direction of a Board of Directors which shall consist of not less than three (3) directors and not more than nine (9) directors. Directors must stand for re-election no later than the annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors, their respective positions and initial terms of office are set forth below.

Name	Age	Positions Held	Initial Term of Office
R. Kirk Huntsman	67	Co-founder, Chairman of the Board and Chief Executive Officer	September 2016
Ralph E. Green	86	Director	June 2020
Anja Krammer	58	Director	June 2020
Mark F. Lindsay	62	Director	June 2020
Leonard J. Sokolow	68	Director	June 2020
Matthew Thompson	63	Director	June 2020

Nominees for Director

All current directors have been nominated by the Board to stand for election. As the directors’ current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, all directors will each serve for a term expiring at the annual meeting to be held in 2026 (the “2026 Annual Meeting”) and the election and qualification of her or his successor, or until her or his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

This proxy statement contains certain biographical information as of the Record Date for each nominee for director (refer to Directors and Executive Officers section), including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of R. Kirk Huntsman, Ralph E. Green, Anja Krammer, Mark F. Lindsay, Leonard J. Sokolow and Matthew Thompson as directors to hold office until the 2026 Annual Meeting and until their respective successors have been duly elected and qualified.

Unless marked otherwise, proxies received will be voted FOR proposal No. 1.

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PROPOSAL NO. 2:

APPROVAL OF THE AMENDMENT TO THE 2024 OMNIBUS EQUITY INCENTIVE PLAN

Proposal Summary

Our Board has approved the amendment (the “Amendment”) to our 2024 Omnibus Incentive Plan (the “2024 Omnibus Plan”), which is our primary plan for providing equity incentive compensation to our eligible employees, directors and consultants. Our Board believes that the number of shares of Common Stock currently available to the 2024 Omnibus Plan is insufficient to achieve the purpose of the 2024 Omnibus Plan, which is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in us, which interest may be measured by reference to the value of our Common Stock. We are amending the 2024 Omnibus Plan to increase the number of our shares of common stock available for issuance under the 2024 Omnibus Plan from 1,600,000 shares to 4,100,000  shares.

As of the Record Date, and excluding the requested share increase, there are 1,600,000 shares authorized for issuance under the 2024 Omnibus Plan and 489,513 shares of common stock remain available for future grants of awards under the 2024 Omnibus Plan.

The stockholders are being asked to vote to approve, an amendment to our 2024 Omnibus Plan to increase the number of shares of our Common Stock authorized to be issued pursuant to the 2024 Omnibus Plan from 1,600,000 shares to 4,100,000  shares in the aggregate as disclosed in this Proxy Statement. The form of amendment to the 2024 Omnibus Plan is annexed to this Proxy Statement.

The amendment to the 2024 Omnibus Plan to increase the number of shares of Common Stock authorized to be issued pursuant to the 2024 Omnibus Plan was approved by the Board on September 25, 2025 and will not be effective unless and until it is approved by our stockholders. In coming years, the Company will need to recruit and retain the highest caliber of healthcare executives who will take this company to the next level, and that requires equity in the form of option and stock grants. We believe the Amendment to the 2024 Omnibus Plan is reasonable based on market standards. If our stockholders do not approve the amendment of the 2024 Omnibus Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2024 Omnibus Plan in accordance with the current terms and conditions of the 2024 Omnibus Plan. The Board has determined that it is in the best interests of the Company and our stockholders that the amendment of the 2024 Omnibus Plan be approved and is asking our stockholders for their approval of the amendment of the 2024 Omnibus Plan. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Vivos Therapeutics, Inc. approve, the amendment to the Company’s 2024 Omnibus Incentive Plan (the “2024 Omnibus Incentive Plan”) to increase the number of shares of the Company’s common stock authorized to be issued pursuant to the 2024 Omnibus Incentive Plan from 1,600,000 shares to 4,100,000 shares set forth in Vivos Therapeutics, Inc.’s Proxy Statement for the 2025 Annual Meeting of Stockholders.”

The full text of the Amendment to the 2024 Omnibus Plan is attached to this proxy statement as Annex A and the foregoing discussion is qualified in its entirety by reference to such text.

The Board recommends that stockholders vote “FOR” the approval of the Vivos Therapeutics, Inc. 2024 Omnibus Equity Incentive Plan.

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PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF BAKER TILLY US, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Overview

The Audit Committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations.

Upon consideration of these and other factors, in 2025, the Audit Committee engaged the independent registered public accounting firm Baker Tilly US, LLP (as successor to Moss Adams LLP) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. On June 3, 2025, the Company was notified that Moss Adams LLP, the Company’s previous independent registered public accounting firm, merged with Baker Tilly US, LLP effective on June 3, 2025. The combined audit practices now operate under Baker Tilly US, LLP.

Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of Baker Tilly US, LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Audit and Non-Audit Fees

Baker Tilly US, LLP (“Baker Tilly”)(as successor to Moss Adams LLP), Chicago, Illinois (PCAOB ID No. 23) served as the independent registered public accounting firm to audit our books and accounts for the fiscal years ending December 31, 2024.

The table below presents the aggregate fees billed for professional services rendered by Baker Tilly for the years ended December 31, 2024 and 2023.

	2024			2023
	Amount		Percent	Amount		Percent

Audit fees	$362,900	(1)	100%	$333,425	(1)	100%
Audit -related fees	-		0%	-		0%
Tax fees	-		0%	-		0%
All other fees	-		0%	-		0%

Total	$362,900		100%	$333,425		100%

(1)	These fees were all paid to Baker Tilly.

32

In the above table, “audit fees” are fees billed for services related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “Tax fees” are comprised of tax compliance, preparation and consultation fees. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $100,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Baker Tilly during 2024 and 2023.

Attendance at Annual Meeting

It is not expected that representatives from Baker Tilly will be in attendance at the Annual Meeting.

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Baker Tilly US, LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2024. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.

This has been furnished by the Audit Committee of the Board.

Leonard J. Sokolow, Chairperson

Anja Krammer

Ralph E. Green, DDS, MBA

Vote Sought

The proposal to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025 will be approved if approved by a majority of the votes properly cast on this proposal.

Board Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2024.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the Annual Report by contacting VStock Transfer, LLC, in writing at 18 Lafayette Place, Woodmere, New York 11598 or via telephone at (212) 828-8436.

2024 ANNUAL REPORT

Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2024 Annual Report, including our Annual Report on Form 10-K for 2024, at www.vivos.com/investor-relations/. You can also review our other filings with the U.S. Securities and Exchange Commission at such website.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120.

34

Annex A

Plan Amendment

AMENDMENT NO. 1

TO THE

VIVOS THERAPEUTICS, INC.

2024 OMNIBUS EQUITY INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”) to the Vivos Therapeutics, Inc. 2024 Omnibus Equity Incentive Plan (the “Plan”), is adopted by the Board of Directors (the “Board”) of Vivos Therapeutics, Inc., a Delaware corporation (the “Company”), effective as of September 25, 2025 (the “Amendment Effective Date”), subject to the approval of the Company’s stockholders. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A.	The Company currently maintains the Plan.

B.	Pursuant to Section 13.1 of the Plan, the Board may terminate, amend or modify the Plan at any time.

C.	The Board believes that it is in the best interests of the Company and its shareholders to amend the Plan, subject to stockholder approval, to increase the number of shares reserved and available for grant under the Plan.

AMENDMENT

Subject to the approval of the Company’s stockholders, effective as of the Amendment Effective Date, Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4, the total number of shares of Stock reserved and available for grant pursuant to the Plan is 4,100,000. As provided in Section 1.1, no Awards will be made pursuant to the 2019 Plan on or after the Effective Date.”

Subject to the approval of the Company’s stockholders, this Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Plan.

Except as specifically set forth in this Amendment, there are no other amendments to the Plan, and the Plan shall remain in full force and effect.

A-1

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VOTE/ATTEND THE ANNUAL MEETING
If you would like to vote/attend virtually, please attend the Annual Meeting to be held on November 4, 2025 at 10:00 a.m. Mountain Time. More Information for this meeting is located on the reverse side of this proxy card.

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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card – Vivos Therapeutics, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" ALL OTHER LISTED PROPOSALS IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

1. Election of Directors

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01. R. Kirk Huntsman   02. Ralph E. Green   03. Anja Krammer
04. Mark F. Lindsay   05. Leonard J. Sokolow   06. Matthew Thompson

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Date ____________   **Signature** ____________   **Signature, if held jointly** ____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *   AC:ACCT9999   90.00

VIVOS THERAPEUTICS, INC.
Annual Meeting of Shareholders
November 4, 2025

The Notice, the Proxy Statement for our 2025 Annual Meeting and our 2024 Annual Report are available online at:
www.vivos.com/investor-relations/

In order to gain access to the virtual meeting, please follow the instructions below:

https://vivoslife.zoom.us/j/86214417142?pwd=YHFcoL9kXUwaz6NVktHQ2nslZW74vS.1
Passcode: XXXXXX

Join via audio:
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Webinar ID: 862 1441 7142
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▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

VIVOS THERAPEUTICS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby revoking all prior proxies, hereby appoints each of R. Kirk Huntsman and Bradford Amman, with full power of substitution, as proxy to represent and vote all shares of common stock of Vivos Therapeutics, Inc. (the "Company"), which the undersigned will be entitled to vote if personally present at the 2025 Annual Meeting of Stockholders of the Company to be held virtually online on November 4, 2025 at 10:00 a.m., Mountain Time, upon the matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as director, FOR the approval of an amendment to the Company's 2024 Omnibus Equity Incentive Plan, FOR the ratification of the appointment of Baker Tilly US, LLP (as successor to Moss Adams LLP) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, and to consider and act on matters that legally come before the meeting, as said proxy(s) may deem advisable.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Vivos Therapeutics, Inc. materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings.

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PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)